ALLIANCE ALL-ASIA INVESTMENT FUND

SEMI-ANNUAL REPORT
APRIL 30, 1998

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                        ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

June 26, 1998

Dear Shareholder:

This semi-annual shareholder report reviews investment results and market activity for Alliance All-Asia Investment Fund for the six and 12-month periods ended April 30, 1998. We are pleased to inform you that Alliance All-Asia Investment Fund is now being managed by Hiroshi Motoki. Mr. Motoki, a Senior Vice President of Alliance Capital, the Fund's Adviser, is also Alliance's Director of Japanese/Asian Equity Research. Prior to joining Alliance in 1994, Mr. Motoki was a senior financial analyst for Ford Motor Company.

We also wish to inform you of a change to the Fund's non-fundamental investment policies. Previously, the Fund's investments in Japanese equity securities have been limited to a maximum of 50% of the Fund's assets. Many larger Asian companies have diversified their business operations globally and are able to compete on an international scale. We believe that many of these companies may thus be able to enjoy strong growth despite the current economic difficulties in Asia. Because many of these companies are located in Japan, we believe that it would be in the best interests of the Fund to have the flexibility of investing more than 50% of its assets in Japanese equity securities. Accordingly, at Alliance's recommendation, the Board of Directors of the Fund acted on June 11, 1998 to amend the Fund's non-fundamental investment policies to permit the Fund to invest more than 50% of its assets in Japanese equity securities.

INVESTMENT RESULTS
The following table shows how your Fund performed during the six and 12-month periods ended April 30, 1998. For comparison, the table also provides performance data for the Morgan Stanley Capital International All Country (MSCI
AC) Asia Pacific Index, which is a measure of the performance of stock markets in 15 Asian countries, and for the Lipper Pacific Region Funds Average, which consists of funds that concentrate their investments in equity securities with primary trading markets or operations concentrated in the Western Pacific Basin region or a single country within this region.


INVESTMENT RESULTS*
Periods Ended April 30, 1998
                                           TOTAL RETURNS
                                      6 MONTHS      12 MONTHS
                                     ----------     ----------
ALLIANCE ALL-ASIA INVESTMENT FUND
  Class A                              -4.38%        -28.40%
  Class B                              -4.60%        -28.86%
  Class C                              -4.60%        -28.83%

MSCI AC ASIA PACIFIC INDEX             -8.60%        -20.65%

LIPPER PACIFIC REGION FUNDS AVERAGE    -9.11%        -23.41%


* THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIODS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. TOTAL RETURN FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY (MSCI AC) ASIA PACIFIC INDEX IS A TOTAL RETURN, CAPITALIZATION-WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF STOCK MARKETS IN 15 PACIFIC REGION COUNTRIES INCLUDING AUSTRALIA, CHINA (FREE)#, HONG KONG, INDIA, INDONESIA, JAPAN, KOREA, MALAYSIA, NEW ZEALAND, PAKISTAN, PHILIPPINES, SINGAPORE, SRI LANKA, TAIWAN AND THAILAND. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX. THE LIPPER PACIFIC REGION FUNDS AVERAGE (LIPPER AVERAGE) CONSISTS OF FUNDS THAT CONCENTRATE THEIR INVESTMENTS IN EQUITY SECURITIES WITH PRIMARY TRADING MARKETS OR OPERATIONS CONCENTRATED IN THE WESTERN PACIFIC BASIN REGION OR A SINGLE COUNTRY WITHIN THIS REGION. THE LIPPER AVERAGE INCLUDES 53 FUNDS FOR THE SIX-MONTH PERIOD, AND 45 FUNDS FOR THE 12-MONTH PERIOD.

#    EXCLUDES SHARES WHICH ARE NOT READILY PURCHASED BY NON-LOCAL INVESTORS.


While all major Asian indices continued to fall during the period, your Fund was able to sustain less damage than both the Fund's benchmark, the MSCI AC Asia Pacific Index, and the Lipper Pacific Region Funds Average, for the six-month period ending April 30, 1998. Your Fund's performance, relative to its benchmark, is largely attributable to the Fund's overweight positions in markets including India, Philippines and Australia as a result of our bottom-up stock selection approach.


1


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

ECONOMIC REVIEW
Weak performance of most Asian economies and stock markets has continued over the last six months ended April 30, 1998. Lax regulation of the financial sector of these countries resulted in significant over dependence on short-term foreign capital and over investment in a number of sectors including property. A weak Japanese yen put pressure on Asian countries in the form of stronger Japanese competitiveness in export markets, and decreased direct investment in Asian countries.

Asian countries are now undergoing necessary structural changes in order to emerge from this crisis. Governments in these countries have now embarked upon reform programs, in most cases with aid from the International Monetary Fund to facilitate this structural correction. Measures taken include re-capitalizing the financial sector, improving bankruptcy laws, and easing foreign investment regulations. We believe that economic conditions are near the bottom for most of these countries, and we are optimistic about the long-term outlook for the region.

MARKET PERFORMANCE
Most Asian markets were down in the six months ending April 30, 1998 as economic fundamentals deteriorated. In U.S. dollar terms, stock markets in Indonesia, South Korea, Hong Kong, India, and Japan all declined by 61.6%, 19.9%, 9.6%, 1.5%, and 10%, respectively. On the upside, the Australian and the Philippine markets were up 8.5% and 6.1% in U.S. dollar terms, respectively. Consequently, Asian countries in the region are now suffering from an overcapacity situation which resulted from over investment during the past several years. We also witnessed nationwide restructuring in Japan as evidenced by the rising unemployment rate. We expect that most of these economies will be at their lowest levels in 1998, and we believe that, with continued assistance from the International Monetary Fund (IMF), the determination to undertake structural reform and the successful implementation of those reforms, growth can pick up in the future.

OUTLOOK AND STRATEGY
While most Asian markets having suffered significantly over the last year, there are some good investment opportunities in the region. As of April 30, 1998, your Fund was overweighted in India, the Philippines, Hong Kong and Australia.

We view the Indian economy as much healthier than the other economies within the region. We expect economic growth in India to rise as government spending and foreign direct investment boost the economy.

Going forward, the Philippines should also do well now that the political uncertainty associated with the presidential elections is over. Export growth in the Philippines continues to be a major catalyst in driving the Philippine economy, and is a direct result of the strong growth in electronics exports.

And lastly, the Hong Kong stock market has suffered significantly over the six months ended April 30, 1998. Hong Kong thus has a growing number of attractively valued stocks, many of which in our view had been previously overvalued.

During the reporting period, we initiated a position in Hoyts Cinemas Group. Hoyts is the largest cinema exhibitor in Australia/ New Zealand and has a big operation in the northeastern United States (U.S.). The company is in the middle of an aggressive screen rollout in these markets. In addition, the company is now expanding into the underscreened Latin American and western European markets. We are forecasting EBITDA growth of 18% over the next five years and we find the stock to be significantly undervalued at its current levels.

We also participated in the initial public offering for the Chinese coal producer, Yanzhou Coal Mining Co., Ltd. Yanzhou is one of the most profitable coal mining companies globally, and it enjoys a significant advantage due to its location in south China. (Yanzhou's location in south China is advantageous because the company is conveniently located near a Chinese power company, which is a heavy user of coal, and it is also located close to a port for exportation.) In addition, Yanzhou enjoys a strong balance sheet and, going forward, we expect that we will see profit growth driven by new mine acquisitions.

At the end of the period, one of the Fund's largest holdings, and its largest holding in Japan, was TDK Corp.


2


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

TDK manufactures magnetic tapes and floppy disks. Despite the competitive environment, TDK made 27% more operating profit in its fiscal 1997 ended March 31, 1998, year-on-year. Honda Motor Co. is also among your Fund's top ten largest holdings. We believe that Honda's efficient product development and strong presence in the U.S. will continue to enhance shareholders' value in the future.

As always, we thank you for your continued interest and investment in the Alliance All-Asia Investment Fund. We look forward to reporting further developments regarding your Fund and in the Asian markets later in this year.


Sincerely,


John D. Carifa
Chairman and President


Hiroshi Motoki
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


INVESTMENT OBJECTIVE AND POLICIES             ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

Alliance All-Asia Investment Fund seeks long-term capital appreciation. The Fund invests principally in a non-diversified portfolio of equity securities issued by companies based in Asia and the Pacific region.


INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 1998
CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                     -28.40%        -31.46%
Since Inception*              -8.12%         -9.27%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                     -28.86%        -31.71%
Since Inception*              -8.70%         -8.96%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                     -28.83%        -29.54%
Since Inception*              -8.67%         -8.67%


SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (MARCH 31,
1998)

                   CLASS A   CLASS B   CLASS C
                   -------   -------   -------
1 Year             -31.94%   -32.17%   -30.02%
Since Inception*    -8.47%    -8.14%    -7.84


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

SEC average annual total returns for the periods shown reflect reinvestment of all distributions and deduction of the maximum 4.25% front-end sales charges and applicable contingent deferred sales charges.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception date for Classes A, B & C is 11/28/94.


4


TEN LARGEST HOLDINGS
APRIL 30, 1998 (UNAUDITED)                    ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________
                                                                   PERCENT OF
COMPANY                                       U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
HSBC Holdings, Plc.--A holding company
  whose subsidiaries are involved with
  international banking and financial
  services                                     $ 1,252,505             6.4%
Cheung Kong Holdings, Ltd.--Involved in
  property development and investment,
  infrastructure, real estate management
  and investment in securities                   1,130,261             5.8
Sun Hung Kai Properties, Ltd.--Involved
  in property development and investment,
  hotel ownership, finance, construction,
  insurance and other services                     985,799             5.1
Hutchison Whampoa, Ltd.--An investment
  holding company with operations in
  property investment and development,
  retail and manufacturing and other
  services                                         643,119             3.3
TDK Corp.--Manufactures magnetic tapes
  and floppy discs                                 631,833             3.2
Hindustan Petroleum--Refines crude oil
  and manufactures petroleum products              562,190             2.9
Zhejiang Southeast Electric Power Co.,
  Ltd.-- Operates, develops, and invests
  in coal fired power plants                       547,800             2.8
Philippine Long Distance Telephone--
  Provides domestic and international
  long distance and cellular telephone
  service                                          535,492             2.8
Honda Motor Co.--A company who develops,
  manufactures, distributes, and finances
  motorcycles, automobiles and power
  products                                         507,400             2.6
Industrial Credit & Inv.--A financial
  institution that assists in the
  creation, expansion and modernization
  of industrial enterprises                        497,250             2.6
                                               $ 7,293,649            37.5%


5


INDUSTRY DIVERSIFICATION
APRIL 30, 1998 (UNAUDITED)                    ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________
                                                                   PERCENT OF
COMPANY                                       U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Basic Industries                              $  1,203,826             6.2%
Capital Goods                                      403,471             2.1
Consumer Manufacturing                           1,109,694             5.7
Consumer Services                                2,554,184            13.1
Consumer Staples                                   816,336             4.2
Energy                                             774,211             4.0
Finance                                          4,438,758            22.8
Healthcare                                       1,048,022             5.4
Multi-Industry                                     645,718             3.3
Technology                                       2,388,359            12.3
Transportation                                     264,937             1.4
Utilities                                        2,368,682            12.2
Total Investments*                              18,016,198            92.7
Cash and receivables, net of liabilities         1,413,741             7.3
Net Assets                                    $ 19,429,939           100.0%


*    Excludes short-term obligations.


6


PORTFOLIO OF INVESTMENTS
APRIL 30, 1998 (UNAUDITED)                    ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________
COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-92.7%
AUSTRALIA-7.8%
Coca-Cola Amatil, Ltd.                              380     $      2,900
Hoyts Cinemas Group                             250,000          407,656
Normandy Mining, Ltd.                           296,394          330,582
Qantas Airways, Ltd.                            127,442          194,510
Tab Corp Holdings, Ltd.                          59,750          325,416
Woolworths, Ltd.                                 71,680          246,857
                                                             ------------
                                                               1,507,921

CHINA-2.8%
Zhejiang Southeast Electric Power Co., Ltd.
  (GDR) (a)(b)                                   33,000          547,800

HONG KONG-27.3%
Cheung Kong Holdings, Ltd.                      170,000        1,130,261
Dickson Concepts, Ltd.                          285,000          393,687
Guangshen Railway
  (ADR)                                          27,000          264,937
HSBC Holdings, Plc.                              43,900        1,252,505
Hutchison Whampoa, Ltd.                         104,000          643,119
Smartone Telecom Holdings, Ltd.                  12,000           31,526
Sun Hung Kai Properties, Ltd.                   166,000          985,799
Television Broadcasting, Ltd.                    92,000          235,167
Yanzhou Coal Mining Co., Ltd. Cl. H (a)       1,350,000          357,281
                                                             ------------
                                                               5,294,282

INDIA-7.3%
Hindustan Petroleum                              55,300          562,190
Industrial Credit & Inv.
  (GDR) (b)                                      30,600          497,250
Mahanagar Telephone
Nigam, Ltd. (GDR) (a)                             8,500          137,063
Videsh Sanchar Nigam, Ltd.                        8,900          183,983
  (GDR) (b)                                       3,700           45,325
                                                             ------------
                                                               1,425,811

INDONESIA-3.2%
Gulf Indonesia Resources, Ltd. (a)               13,790          212,021
PT Tambang Timah                                500,000          417,188
                                                             ------------
                                                                 629,209

JAPAN-36.9%
Advantest Corp.                                   7,060          474,434
Bank of Tokyo-Mitsubishi                         25,200          311,860
Bridgestone Corp. (c)                            20,000          456,056
Canon, Inc.                                      13,000          307,233
Daito Trust Construction Co., Ltd. (c)           33,300          233,583
Daiwa Securities Co., Ltd.                       27,000          101,933
Fuji Photo Film                                   9,000          320,069
Fujitsu, Ltd.                                    15,000          174,985
Honda Motor Co. (c)                              14,000          507,400
Hoya Corp. (c)                                   13,000          429,931
Japan Tobacco, Inc.                                  51          364,671
Kao Corp.                                        10,000          146,859
Kokuyo                                            3,000           51,420
Nintendo Co. (c)                                  4,700          430,821
Nippon Electric Glass Co., Ltd.                  15,000          169,888
Rohm Co. (c)                                      3,000          338,417
Sankyo Co., Ltd.                                 12,000          297,191
Santen Pharmaceutical Co.                        13,000          130,550
Shimano, Inc.                                     6,000          132,739
Sony Corp. (c)                                    5,000          415,660
Takeda Chemical Industries                        6,000          171,247
TDK Corp. (c)                                     8,000          631,833
Tokai Bank                                       22,000          128,904
Yamanouchi Pharmaceutical (c)                    19,000          449,034
                                                             ------------
                                                               7,176,718

NEW ZEALAND-1.6%
Lion Nathan, Ltd.                               113,700          301,906


7


PORTFOLIO OF INVESTMENTS (CONTINUED)          ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________
COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
PHILIPPINES-4.4%
Alson's Cement Corp.                             49,700     $      2,476
Belle Corp. (a)                                 668,000           29,282
  Warrants, expiring 10/06/00 (a)               336,400              964
International Container Terminal
  Svcs., Inc. (a)                                19,687            2,599
Manila Electric Co.
  Series B                                      101,400          287,910
Philippine Long Distance Telephone               20,000          535,492
                                                             ------------
                                                                 858,723

SOUTH KOREA-1.4%
S.K. Telecom Co., Ltd.                              400          247,834
  (ADR)                                           3,495           25,994
                                                             ------------
                                                                 273,828


                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)       U.S. $ VALUE
-------------------------------------------------------------------------
Total Common Stocks & Other Investments
  (cost $20,099,159)                                        $ 18,016,198

TIME DEPOSIT-4.6%
UNITED STATES-4.6%
Rabobank
  5.44%, 5/01/98
  (cost $900,000)                                  $900          900,000

TOTAL INVESTMENTS-97.3%
  (cost $20,999,159)                                          18,916,198
Other assets less liabilities-2.7%                               513,741

NET ASSETS-100%                                             $ 19,429,939


(a)  Non-income producing security.

(b) Securities are exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1998, these securities amounted to $1,090,375 or 5.6% of net assets.

(c) Securities, or a portion thereof, with an aggregate market value of $3,892,735 have been segregated to collateralize forward exchange currency contracts.

     Glossary of Terms:
     ADR - American Depositary Receipt
     GDR - Global Depositary Receipt

     See notes to financial statements.


8


STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)                    ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $20,999,159)          $ 18,916,198
  Cash, at value (cost $295,995)                                       292,434
  Receivable for investment securities sold                          1,103,003
  Unrealized appreciation of forward exchange currency contracts       234,855
  Receivable for capital stock sold                                    129,303
  Deferred organization expenses                                        62,696
  Dividends and interest receivable                                     59,429
  Total assets                                                      20,797,918

LIABILITIES
  Payable for investment securities purchased                        1,143,400
  Payable for capital stock redeemed                                    38,186
  Distribution fee payable                                              12,476
  Advisory fee payable                                                   9,306
  Accrued expenses                                                     164,611
  Total liabilities                                                  1,367,979

NET ASSETS                                                        $ 19,429,939

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      2,735
  Additional paid-in capital                                        30,122,439
  Accumulated net investment loss                                     (216,191)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (8,624,166)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                     (1,854,878)
                                                                  $ 19,429,939

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($4,817,137/
    667,851 shares of capital stock issued and outstanding)              $7.21
  Sales Charge--4.25% of public offering price                            0.32
  Maximum offering price                                                 $7.53

  CLASS B SHARES
  Net asset value and offering price per share ($11,138,517/
    1,580,133 shares of capital stock issued and outstanding)            $7.05

  CLASS C SHARES
  Net asset value and offering price per share ($1,980,605/
    280,479 shares of capital stock issued and outstanding)              $7.06

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($1,493,680/206,084 shares of capital stock issued and
    outstanding)                                                         $7.25


See notes to financial statements.


9


STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $7,798)                                    $     143,503
  Interest                                               40,784  $     184,287

EXPENSES
  Advisory fee                                           97,315
  Distribution fee - Class A                              7,584
  Distribution fee - Class B                             55,361
  Distribution fee - Class C                              9,522
  Custodian                                              85,193
  Audit and legal                                        49,501
  Transfer agency                                        44,530
  Registration                                           36,148
  Amortization of organization expenses                  20,150
  Administrative                                         14,600
  Printing                                               13,526
  Directors' fees                                        13,500
  Miscellaneous                                          11,259
  Total expenses                                        458,189
  Less: expenses waived by the Adviser
    (see Note B)                                        (48,660)
  Net expenses                                                         409,529
  Net investment loss                                                 (225,242)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                      (3,577,240)
  Net realized loss on foreign currency
    transactions                                                       (33,277)
  Net change in unrealized depreciation of:
    Investments                                                      2,808,702
    Foreign currency denominated assets and
      liabilities                                                      235,514
  Net loss on investments and foreign currency
    transactions                                                      (566,301)

NET DECREASE IN NET ASSETS FROM OPERATIONS                       $    (791,543)


See notes to financial statements.


10


STATEMENT OF CHANGES IN NET ASSETS            ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

                                               SIX MONTHS ENDED   YEAR ENDED
                                                APRIL 30, 1998    OCTOBER 31,
                                                  (UNAUDITED)        1997
                                                 -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                             $  (225,242)    $  (830,892)
  Net realized loss on investments and foreign
    currency transactions                          (3,610,517)     (5,174,455)
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities     3,044,216      (3,031,796)
  Net decrease in net assets from operations         (791,543)     (9,037,143)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                                -0-       (362,976)
    Class B                                                -0-       (710,027)
    Class C                                                -0-       (103,481)
    Advisor Class                                          -0-         (5,766)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                       (331,211)     (9,550,773)
  Total decrease                                   (1,122,754)    (19,770,166)

NET ASSETS
  Beginning of year                                20,552,693      40,322,859
  End of period (including undistributed net
    investment income of $9,051 at
    October 31, 1997)                             $19,429,939     $20,552,693


See notes to financial statements.


11


NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998 (UNAUDITED)                    ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance All-Asia Investment Fund, Inc. (the "Fund") was organized as a Maryland corporation on September 21, 1994 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25%. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $201,500 have been deferred and are being amortized on a straight-line basis through October, 1999.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales of investments and forward exchange currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.


12


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

7. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. ("the Adviser") an advisory fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. For the period ended April 30, 1998 the Adviser has voluntarily agreed to waive a portion of its advisory fee. Such waiver amounted to $34,060.

Under the terms of an Administrative Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average daily net assets. For the period ended April 30, 1998, the Adviser agreed to waive its fees. Such waiver amounted to $14,600.

The Administrator provides administrative functions to the Fund as well as other clerical services. The Administrator also prepares financial and regulatory reports for the Fund.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $28,475 for the six months ended April 30, 1998.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received $22,511 and $865 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B, and Class C shares, respectively, for the six months ended April 30, 1998.

Brokerage commissions paid on investment transactions for the six months ended April 30, 1998 amounted to $68,438, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,862,972 and $191,395 for Class B and Class C shares respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $9,696,919 and $7,730,033, respectively, for the six months ended April 30, 1998. There were no purchases or sales of U.S. government or government agency obligations for the six months ended April 30, 1998.

At April 30, 1998, the cost of investments for federal income tax purposes was $21,004,783. Accordingly, gross unrealized appreciation of investments was $902,411 and gross unrealized depreciation of investments was $2,990,996 resulting in net unrealized depreciation of $2,088,585 (excluding foreign currency transactions).

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At April 30, 1998, the Fund had outstanding forward exchange currency contracts, as follows:


                                     U.S. $
                      CONTRACT      VALUE ON        U.S. $
                       AMOUNT     ORIGINATION      CURRENT       UNREALIZED
                        (000)         DATE          VALUE       APPRECIATION
                      ---------   ------------   ------------   ------------
FORWARD EXCHANGE
CURRENCY SALE
CONTRACTS
Japanese Yen,
  settling 5/8/98      514,000     $4,116,940     $3,882,085      $234,855


NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares.


14


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

Transactions in capital stock were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     APRIL 30, 1998  OCTOBER 31, APRIL 30, 1998    OCTOBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              771,643       774,765   $   5,757,755   $   7,493,418
Shares issued in
  reinvestment of
  distributions               -0-       29,448              -0-        321,278
Shares converted
  from Class B             6,748        12,185          48,954         128,940
Shares redeemed         (895,050)   (1,145,077)     (6,780,243)    (11,393,804)
Net decrease            (116,659)     (328,679)  $    (973,534)  $  (3,450,168)

CLASS B
Shares sold              718,859     1,070,451   $   5,158,209   $  10,641,169
Shares issued in
  reinvestment of
  distributions               -0-       42,591              -0-        458,704
Shares converted
  to Class A              (6,897)      (12,388)        (48,954)       (128,940)
Shares redeemed         (679,086)   (1,735,240)     (4,891,686)    (17,475,408)
Net increase (decrease)   32,876      (634,586)  $     217,569   $  (6,504,475)

CLASS C
Shares sold              314,981       182,241   $   2,287,399   $   1,850,152
Shares issued in
  reinvestment of
  distributions               -0-        8,253              -0-         88,889
Shares redeemed         (285,800)     (326,841)     (2,064,410)     (3,438,732)
Net increase (decrease)   29,181      (136,347)  $     222,989   $  (1,499,691)

ADVISOR CLASS
Shares sold               82,228       265,011   $     600,024   $   2,733,346
Shares issued in
  reinvestment of
  distributions               -0-          529              -0-          5,766
Shares redeemed          (53,154)      (91,004)       (398,259)       (835,551)
Net increase              29,074       174,536   $     201,765   $   1,903,561


NOTE F: CONCENTRATION OF RISK
The securities markets of many Asian countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.


NOTE G: SUBSEQUENT EVENT
On June 11, 1998, the Fund's Board of Directors approved an amendment to the non-fundamental investment policies of the Fund to permit the Fund to invest more than 50% of its assets in Japanese equity securities.


15


FINANCIAL HIGHLIGHTS                          ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 CLASS A
                                            ----------------------------------------------------
                                                                                   NOVEMBER 28,
                                        SIX MONTHS ENDED   YEAR ENDED OCT. 31,       1994(A)
                                          APRIL 30, 1998 ------------------------       TO
                                            (UNAUDITED)     1997         1996     OCT. 31, 1995
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $ 7.54       $11.04       $10.45       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                      (.07)        (.21)        (.21)        (.19)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                  (.26)       (2.95)         .88          .64
Net increase (decrease) in net asset value
  from operations                               (.33)       (3.16)         .67          .45

LESS: DISTRIBUTIONS
Distributions from net realized gains on
  investments and foreign currency
  transactions                                    -0-        (.34)        (.08)          -0-
Net asset value, end of period                $ 7.21       $ 7.54       $11.04       $10.45

TOTAL RETURN
Total investment return based on net
  asset value (d)                              (4.38)%     (29.61)%       6.43%        4.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $4,817       $5,916      $12,284       $2,870
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       3.74%(e)     3.45%        3.37%        4.42%(e)
  Expenses, before waivers/reimbursements       4.24%(e)     3.57%        3.61%       10.57%(e)
  Net investment loss, net of
    waivers/reimbursements                     (1.86)%(e)   (1.97)%      (1.75)%      (1.87)%(e)
Portfolio turnover rate                           87%          70%          66%          90%


See footnote summary on page 19.


16


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 CLASS B
                                            ----------------------------------------------------
                                                                                   NOVEMBER 28,
                                        SIX MONTHS ENDED   YEAR ENDED OCT. 31,       1994(A)
                                          APRIL 30, 1998 ------------------------       TO
                                            (UNAUDITED)     1997         1996     OCT. 31, 1995
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $ 7.39       $10.90       $10.41       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                      (.09)        (.28)        (.28)        (.25)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                  (.25)       (2.89)         .85          .66
Net increase (decrease) in net asset value
  from operations                               (.34)       (3.17)         .57          .41

LESS: DISTRIBUTIONS
Distributions from net realized gains on
  investments and foreign currency
  transactions                                    -0-        (.34)        (.08)          -0-
Net asset value, end of period                $ 7.05       $ 7.39       $10.90       $10.41

TOTAL RETURN
Total investment return based on net
  asset value (d)                              (4.60)%     (30.09)%       5.49%        4.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $11,139      $11,439      $23,784       $5,170
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       4.46%(e)     4.15%        4.07%        5.20%(e)
  Expenses, before waivers/reimbursements       4.97%(e)     4.27%        4.33%       11.32%(e)
  Net investment loss, net of
    waivers/reimbursements                     (2.56)%(e)   (2.67)%      (2.44)%      (2.64)%(e)
Portfolio turnover rate                           87%          70%          66%          90%


See footnote summary on page 19.


17


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 CLASS C
                                            ----------------------------------------------------
                                                                                   NOVEMBER 28,
                                        SIX MONTHS ENDED   YEAR ENDED OCT. 31,       1994(A)
                                          APRIL 30, 1998 ------------------------       TO
                                            (UNAUDITED)     1997         1996     OCT. 31, 1995
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $ 7.40       $10.91       $10.41       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                      (.09)        (.27)        (.28)        (.35)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                  (.25)       (2.90)         .86          .76
Net increase (decrease) in net asset value
  from operations                               (.34)       (3.17)         .58          .41

LESS: DISTRIBUTIONS
Distributions from net realized gains on
  investments and foreign currency
  transactions                                    -0-        (.34)        (.08)          -0-
Net asset value, end of period                $ 7.06       $ 7.40       $10.91       $10.41

TOTAL RETURN
Total investment return based on net asset
  value (d)                                    (4.60)%     (30.06)%       5.59%        4.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $1,981       $1,859       $4,228         $597
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       4.47%(e)     4.15%        4.07%        5.84%(e)
  Expenses, before waivers/reimbursements       4.97%(e)     4.27%        4.30%       11.38%(e)
  Net investment loss, net of
    waivers/reimbursements                     (2.56)%(e)   (2.66)%      (2.42)%      (3.41)%(e)
Portfolio turnover rate                           87%          70%          66%          90%


See footnote summary on page 19.


18


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                          ADVISOR CLASS
                                         -----------------------------------------------
                                         SIX MONTHS ENDED   YEAR ENDED   OCT. 2, 1996(F)
                                          APRIL 30, 1998     OCT. 31,         TO
                                            (UNAUDITED)       1997       OCT. 31, 1996
                                            -----------    -----------    -----------
Net asset value, beginning of period          $ 7.56         $11.04         $11.65

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                      (.06)          (.15)            -0-
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                  (.25)         (2.99)          (.61)
Net decrease in net asset value
  from operations                               (.31)         (3.14)          (.61)

LESS: DISTRIBUTIONS
Distributions from net realized gains on
  investments and foreign currency
  transactions                                    -0-          (.34)            -0-
Net asset value, end of period                $ 7.25         $ 7.56         $11.04

TOTAL RETURN
Total investment return based on net asset
  value (d)                                    (4.10)%       (29.42)%        (5.24)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $1,494         $1,338            $27
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       3.53%(e)       3.21%          4.97%(e)
  Expenses, before waivers/reimbursements       4.03%(e)       3.43%          5.54%(e)
  Net investment loss, net of
    waivers/reimbursements                     (1.66)%(e)     (1.51)%         1.63%(e)
Portfolio turnover rate                           87%            70%            66%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f)  Commencement of distribution.


19


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
W.H. HENDERSON (1)
STIG HOST (1)
ALAN STOGA (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
KARAN TREHAN, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
RUSSELL BRODY, VICE PRESIDENT
HIROSHI MOTOKI, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY10019

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800)-221-5672


(1)  Members of the Audit Committee.


20


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


21


ALLIANCE ALL-ASIA INVESTMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

AAISR